UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 16, 2017

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

475 Steamboat Road, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 629-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
W. R. Berkley Corporation (the “Company”) held its Annual Meeting of Stockholders on May 16, 2017. The meeting involved: (i) the election of three directors for terms to expire (a) in the case of nominee María Luisa Ferré, at the Company’s Annual Meeting of Stockholders to be held in 2018 and until her successor is duly elected and qualified, and (b) in the case of nominees Jack H. Nusbaum and Mark L. Shapiro, at the Annual Meeting of Stockholders to be held in 2020 and until their respective successors are duly elected and qualified; (ii) a resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for this Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or “say-on-pay” vote; (iii) the frequency with which say-on-pay votes should be held in the future, on a non-binding advisory basis; and (iv) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
The directors elected and the final voting results are as follows:
(i)Election of Directors:

Nominee	For	Against	Abstain	Broker Non Vote
María Luisa Ferré	111,149,601	345,061	66,824	6,896,237
Jack H. Nusbaum	84,201,738	27,299,931	59,817	6,896,237
Mark L. Shapiro	83,830,657	27,670,876	59,953	6,896,237

(ii)	Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say-on-Pay” Vote):

For	Against	Abstain	Broker Non Vote
84,002,547	27,446,557	112,382	6,896,237

(iii)	Non-Binding Advisory Vote on the Frequency with Which Say-on-Pay Votes should be held in the Future:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non Vote
108,402,150	740,825	2,374,059	44,452	6,896,237
In light of such voting results, the Company will hold say-on-pay votes every year until the next advisory vote on the frequency of such votes which, in accordance with applicable law, will occur no later than the Company’s Annual Meeting in 2023.

(iv)	Ratification of the Appointment of KPMG LLP:

For	Against	Abstain
117,934,694	486,790	36,239

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/	Richard M. Baio
	Name:	Richard M. Baio
	Title:	Senior Vice President – Chief Financial Officer and Treasurer

Date: May 16, 2017